UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2007

STAR MARITIME ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-32685	20-2873585
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

103 Foulk Road Wilmington, Delaware	19803
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (302) 656-1950

c/o Schwartz & Weiss, P.C.,
457 Madison Avenue
New York, NY 10022
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On November 2, 2007, Star Maritime Acquisition Corp. (“Star Maritime”) issued a press release with respect to the filing and mailing of the definitive proxy materials in connection with its special meeting of shareholders to be held on November 27, 2007 to approve the acquisition by Star Maritime’s wholly-owned Marshall Islands subsidiary, Star Bulk Carriers Corp. (“Star Bulk”), of eight drybulk carriers from subsidiaries of TMT Co., Ltd. and the merger of Star Maritime with and into Star Bulk, with Star Bulk as the surviving corporation.

The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

99.1  Press release of Star Maritime Acquisition Corp., dated November 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2007	STAR MARITIME ACQUISITION CORP.

	By:	/s/ Prokopios (Akis) Tsirigakis
	Name:	Prokopios (Akis) Tsirigakis
	Title:	Chairman and Chief Executive Officer